RBC FUNDS TRUST
(the “Trust”)
RBC BlueBay Access Capital Community Investment Fund
RBC BlueBay Core Plus Bond Fund
RBC BlueBay Emerging Market Debt Fund
RBC BlueBay High Yield Bond Fund
RBC BlueBay Strategic Income Fund
RBC BlueBay Impact Bond Fund
RBC Enterprise Fund
RBC Microcap Value Fund
RBC Small Cap Core Fund
RBC Small Cap Value Fund
RBC SMID Cap Growth Fund
RBC BlueBay U.S. Government Money Market Fund
(each, a “Fund” and collectively, the “Funds”)
Supplement dated August 1, 2025, to the prospectuses (the “Prospectuses”) and statements of additional information (the “SAIs”) dated January 27, 2025, as may be supplemented from time to time
This Supplement provides additional information beyond that contained in the Prospectuses and SAIs and should be read in conjunction with the Prospectuses and SAIs.
The Funds’ mailing address changed. Accordingly, all references to how to contact the Funds, or the Funds’ transfer agent, by mail and by overnight mail in the Prospectuses and SAIs are deleted in their entirety and replaced with the following:
Regular Mail
RBC Funds
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252
Registered/Overnight Mail
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307
In addition, effective immediately, the following is hereby added after the section of the Prospectuses entitled “Financial Highlights”:

Appendix A
Financial Intermediary-Specific Sales Charge Waivers
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
•  Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•  Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•  Shares purchased through rights of reinstatement.
•  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•  Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
CDSC waivers on Class A shares available at J.P. Morgan Securities LLC
•  Shares sold upon the death or disability of the shareholder.
•  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•  Shares purchased in connection with a return of excess contributions from an IRA account.
•  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•  Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
•  Breakpoints as described in the prospectus.
•  Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•  Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James
•  Shares purchased in an investment advisory program
•  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
•  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
•  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on Class A shares available at Raymond James
•  Death or disability of the shareholder
•  Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
•  Return of excess contributions from an IRA Account.
•  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
•  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•  Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•   Breakpoints as described in this Prospectus.
•  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE